SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 16, 2002
                                                        ------------------


                               CYTOGEN CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      000-14879               222322400
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 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


650 College Road East, CN 5308, Suite 3100, Princeton, NJ              08540
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(Address of Principal Executive Offices)                             (Zip Code)



                                 (609) 750-8200
                ------------------------------------------------
              (Registrant's telephone number, including area code)


               600 College Road East, CN 5308, Princeton, NJ 08540
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.           Other Events.

     On September 16, 2002, Cytogen Corporation (the "Company") issued a press release reporting the internal restructuring of the Company's AxCell Biosciences subsidiary.

     On September 17, 2002, the Company issued a joint press release with Matritech Inc. announcing an agreement in principle to enter into a five year agreement for the Company to be the sole United States distributor for Matritech's NMP22(R) BladderChek(TM) test. Such arrangement is pending the approval and execution of a final agreement by both parties.

     Each such press release is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference. The foregoing description of each such press release is qualified in its entirety by reference to each such respective document.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

          Exhibit No.      Description
          -----------      -----------
             99.1          Press release of the Company dated September 16, 2002
             99.2          Press release of the Company dated September 17, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Cytogen Corporation



                                         By: /s/ Lawrence R. Hoffman
                                             -----------------------------------
                                              Lawrence R. Hoffman,
                                               Chief Financial Officer


Date:  September 17, 2002